Exhibit 99.4

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-A

KEY PERFORMANCE FACTORS
October 31, 1998



        Expected B Maturity                         9/15/04


        Blended Coupon                               5.7254%


        Excess Protection Level
          3 Month Average   5.44%
            October, 1998   5.84%
            September, 1998   4.26%
            August, 1998   6.23%


        Cash Yield                                  18.93%


        Investor Charge Offs                         4.98%


        Base Rate                                    8.11%


        Over 35 Day Delinquency                      5.16%


        Seller's Interest                            8.67%


        Total Payment Rate                          14.28%


        Total Principal Balance                     $39,561,435,127.71


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $3,431,640,609.22